SECOND AMENDMENT TO SERVICES AGREEMENT

         This Second Amendment to Services Agreement is effective as of the 1st day of January, 1997, by and between National Auto Finance Corporation ("NAFCORP"), National Auto Finance Company, Inc. ("NAFI") and National Financial Companies LLC ("NFC").

                                    RECITALS

         a. NAFCORP and National Financial Corporation ("Old NFC") are parties to that certain Services Agreement, dated December 29, 1994 (the "Original Services Agreement). The Original Services Agreement was amended by that certain First Amendment to Services Agreement by and between NAFCORP and Old NFC (the "First Amendment"). The Original Services Agreement, as amended by the First Amendment, is hereinafter referred to as the "Amended Services Agreement."

         b. Old NFC has designated NFC as Old NFC's designee under the Amended Services Agreement for all purposes and NFC has accepted such designation.

         c. Pursuant to that certain Assignment and Assumption Agreement, by and between the Partnership and NAFI, dated as of February 4, 1997 (as amended, the "Assignment and Assumption Agreement), the Partnership (including NAFCORP, the sole general partner of the Partnership) assigned to NAFI all of the Partnership's and NAFCORP's obligations under the Amended Services Agreement and NAFI assumed all of the Partnership's and NAFCORP's obligations thereunder. The parties desire to execute this Agreement in order to carry out the intent and purpose of the Assignment and Assumption Agreement. In addition, the parties desire to amend certain terms of the Amended Services Agreement.

         NOW, THEREFORE, in accordance with the premises and the mutual promises contained herein, the parties hereto agree as follows:

         1. NAFI and NFC. All references to "NAFCORP" in the Amended Services Agreement shall hereinafter refer to "NAFI." All references to the "Partnership" in the Amended Services Agreement shall hereinafter refer to "NAFI." All references to "ACCH" in the Amended Services Agreement shall hereinafter refer to "NAFI." All references to "NFC" in the Amended Services Agreement shall hereinafter refer to "National Financial Companies LLC." From and after the date hereof, NAFCORP and National Financial Corporation shall no longer be parties to, or liable under, the Amended Services Agreement, as amended hereby. The first recital of the Original Services Agreement is hereby deleted in its entirety. Recital B of the First Amendment is hereby deleted in its entirety.

         2. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon the successors and assigns of either party hereto and shall inure to the benefit of either party and their respective successors and assigns.




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         3. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.

         4. Governing Law. The terms and provisions of this Agreement shall be governed by the laws of the State of Florida (without regard to the conflict of laws rules of such State) and to applicable federal law.

         5. Effect of this Agreement. The Amended Services Agreement, as amended hereby, shall continue in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, each party set forth below has executed this Agreement as of the date first above written.

                                      NATIONAL AUTO FINANCE CORPORATION

                                      By:
                                            Keith B. Stein, Executive Vice
                                            President


                                      NATIONAL AUTO FINANCE COMPANY, INC.


                                      By:
                                            Keith B. Stein, Vice Chairman



                                      NATIONAL FINANCIAL COMPANIES LLC


                                      By:
                                            Robert W. Barron, Managing
                                            Director